UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 10, 2010

Charles & Colvard, Ltd.
(Exact name of registrant as specified in its charter)

North Carolina	000-23329	56-1928817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A
Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

(919) 468-0399
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                                Changes in Registrant’s Certifying Accountant.

On December 10, 2010, Charles & Colvard, Ltd. (the “Company”) dismissed Frazer Frost, LLP (“Frazer Frost”) as the Company's independent registered public accounting firm and engaged BDO USA, LLP (“BDO”) as its independent registered public accounting firm for the fiscal year ending December 31, 2010. The decision to change independent registered public accounting firms was approved by the Audit Committee of the Company’s Board of Directors and the full Board of Directors.

On January 19, 2010, the Company engaged Frazer Frost as its independent registered public accounting firm for the fiscal year ending December 31, 2009. Therefore, Frazer Frost has only issued one report on the Company’s financial statements. Frazer Frost’s report on the financial statements of the Company for the fiscal year ended December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

Since the date of the Company’s engagement of Frazer Frost through the date of this report, there were (i) no disagreements between the Company and Frazer Frost on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Frazer Frost, would have caused Frazer Frost to make reference to the subject matter of the disagreements in connection with its report; and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2009 and 2008 and the subsequent interim period through December 10, 2010, the Company did not consult with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and BDO did not provide either a written report or oral advice to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of any “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Frazer Frost a copy of the disclosures in this report and has requested that Frazer Frost furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Frazer Frost agrees with the Company’s statements in this Item 4.01. A copy of the letter, dated December 10, 2010, furnished by Frazer Frost in response to that request is filed as Exhibit 16.1 to this report.

Item 9.01                                Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Document
16.1	Letter of Frazer Frost, LLP dated December 10, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

December 10, 2010	By:	/s/ Timothy L. Krist
Timothy L. Krist
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
16.1	Letter of Frazer Frost, LLP dated December 10, 2010